                                                                     EXHIBIT 3.1


                       THE COMMONWEALTH OF MASSACHUSETTS

____________                WILLIAM FRANCIS GALVIN        FEDERAL IDENTIFICATION
 Examiner                Secretary of the Commonwealth
                    ONE ASHBURTON PLACE, BOSTON, MASS 02108 NO.    04-3126919
                                                               -----------------

                       RESTATED ARTICLES OF ORGANIZATION

                    GENERAL LAWS, CHAPTER 156B, SECTION 74

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  __________

     We,  Dominic Chan,                               , President/xxxxxxxxxx and
          Allen K. Deary                                   , Clerk/ xxxxxxxxx of

                        Peritus Software Services, Inc.
                        -------------------------------
                             (Name of Corporation)

located at    164 Middlesex Turnpike, Burlington, MA  01803
           ------------------------------------------------
do hereby certify that the following restatement of the articles of organization
of the corporation was duly adopted at a meeting held on          September 16
     ,      1994                       , by vote of


   200,153   shares of    Common       out of   200,453      shares outstanding,
 ............          ................       ............
                      (Class of Stock)

             shares of                 out of            shares outstanding, and
 ............          ................       ............
                      (Class of Stock)

             shares of                 out of                shares outstanding,
 ............          ................       ____________
                      (Class of Stock)

                a majority
being at least xxxxxxxxxxx of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby.

     1.   The name by which the corporation shall be known is:

          Peritus Software Services, Inc.

     2.   The purposes for which the corporation is formed are as follows:

C  [_]    1.   To develop, create, market, sell, license, acquire, service,
P  [_]         provide consultation services for, and generally to deal in
M  [_]         software engineering and software-related products; and
RA [_]
          2.   To carry on any business permitted by the laws of The
               Commonwealth of Massachusetts to a corporation organized under Chapter 156B of the Massachusetts General Laws.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

          3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:


                    WITHOUT PAR VALUE             WITH PAR VALUE
                    -----------------             --------------

CLASS OF STOCK      NUMBER OF SHARES         NUMBER OF SHARE    PAR VALUE
--------------      ----------------         ---------------    ---------


Preferred           None                       None

Common              2,500,000                  None

          /./4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

                 See Continuation Sheet 4A attached hereto and incorporated herein.



          /./5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

                 None



          /./6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                 See Continuation Sheet 6A attached hereto and incorporated herein.


/./If there are no such provisions, state "None".

                             CONTINUATION SHEET 4A



ARTICLE IV

     Upon the filing of these Restated Articles of Organization, each share of the corporation's common stock, no par value ("Common Stock"), that was issued and outstanding or held in the corporation's treasury immediately prior to such filing (the "Old Common Stock"), without further action, shall be split into and reclassified as, and shall become, ten fully paid and non-assessable shares of Common Stock (the "New Common Stock"); and the certificates formerly representing shares of Old Common Stock that have been so split and reclassified shall thereafter represent the shares of New Common Stock into which the shares of Old Common Stock formerly represented thereby have been so split and reclassified.

                             CONTINUATION SHEET 6A



ARTICLE VI


     (a) Meetings of the stockholders of the Corporation may be held anywhere in the United States.

     (b) The Corporation may be a partner to the maximum extent permitted by law.

     (c) The directors of the Corporation may make, amend or repeal the By-laws in whole or in part, except with respect any provision thereof which, by applicable law or the By-laws, requires action by the stockholder.

     (d) No director of this Corporation shall be liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exculpation from liability is not permitted by the Massachusetts Business Corporation Law as the same exists or may hereafter be amended. No amendment to or repeal of this provision shall apply to or have any effect on the liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.



8052x

     /./We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporaiton as
heretofore amended, except amendments to the following articles    III and IV
                                                               .................
 ................................................................................

     (/./If there are no such amendments, state "None".)


                  BRIEFLY DESCRIBE AMENDMENTS IN SPACE BELOW:


Article III: The number of authorized shares of common stock, no par value ("Common Stock"), of the corporation is hereby increased from 250,000 shares to 2,500,000 shares.

Article IV: Each share of Common Stock of the corporation that was issued and outstanding or held in the corporation's treasury immediately prior to the filing of these Restated Articles of Organization is hereby split into and reclassified as ten fully paid and non-assessable shares of Common Stock.














IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, WE HAVE HERETO SIGNED OUR NAMES THIS
                     27th DAY OF January                    IN THE YEAR 1995


 .......................................................     President/XXXXXXXXXX
Dominic Chan
 .......................................................         Clerk/XXXXXXXXXX
Allen K. Deary

                                    480708

                       THE COMMONWEALTH OF MASSACHUSETTS



                       RESTATED ARTICLES OF ORGANIZATION
                   (GENERAL LAWS, CHAPTER 156B, SECTION 74)


               I hereby approve the within restated articles of
               organization and, the filing fee in the amount if
                 $2,550.00 having been paid, said articles are
                deemed to have been filed with me this 3rd day
                               of February, 1995



                                         WILLIAM FRANCIS GALVIN

                                         Secretary of the Commonwealth


                        TO BE FILLED IN BY CORPORATION

          PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

          TO:         Brian Keeler, Esq.

                      Bingham, Dana & Gould
                      ---------------------

                      150 Federal Street
                      ------------------

                      Boston, MA  02110
                      -----------------

          TELEPHONE:  (617) 951-8000
                      --------------

                                              COPY MAILED

                       THE COMMONWEALTH OF MASSACHUSETTS

_________                    William Francis Galvin
Examiner                 Secretary of the Commonwealth
                             Corporations Division
                  One Ashburton Place, Boston,MA  02108-1512
                                                          FEDERAL IDENTIFICATION
                            ARTICLES OF AMENDMENT         NO. 04-3126919
                                                              ------------------

                    GENERAL LAWS, CHAPTER 156B, SECTION 72

        We,  Dominic Chan                            , President/xxxxxxxxxx, and
             Allen K. Deary                                , Clerk/xxxxxxxxxx of

                        Peritus Software Services, Inc.
                        -------------------------------
                          (EXACT Name of Corporation)

        located at:  164 Middlesex Turnpike, Burlington, MA  01803
                    -----------------------------------------------
                    (MASSACHUSETTS  Address of Corporation)

        do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
        NUMBERED: _____  3 and 4
                         -------
        (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

_______ of the Articles of Organization were duly adopted at a meeting held on
Name    March 13, 1995, by vote of:
        --------    --
Approved
        1,854,390 shares of  COMMON STOCK   out of 2.004,530 shares outstanding,
        ---------          -----------------       ---------
                     (type, class & series, if any)

        _______ shares of ______________ out of ________ shares outstanding, and
                     (type, class & series, if any)

        _______ shares of ______________ out of ________ shares outstanding,
                     (type, class & series, if any)

        CROSS OUT xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
        INAPPLI-  xxxxxxxxx/1/
        CABLE     being at least two-thirds of each type, class or series
        CLAUSE    outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:-/2/

                  Article 3 is hereby amended as set forth below.
                  Article 4 is hereby amended to read as set forth in the
C  [_]            attached continuation sheet 4.
P  [_]
M [_] /1/For amendments adopted pursuant to Chapter 156B, Section 70. RA [_] /2/ For amendments adopted pursuant to Chapter 156B, Section 71.

        Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.
________
P.C.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

   WITHOUT PAR VALUE STOCKS               WITH PAR VALUE STOCKS
------------------------------------------------------------------------------
     TYPE           NUMBER OF       TYPE           NUMBER OF        PAR VALUE
                     SHARES                          SHARES
------------------------------------------------------------------------------
Common:                          Common:             --------        --------
------------------------------------------------------------------------------
                     2,500,000
------------------------------------------------------------------------------
Preferred:            --------   Preferred:          --------        --------
------------------------------------------------------------------------------

CHANGE the total authorized to:

   WITHOUT PAR VALUE STOCKS               WITH PAR VALUE STOCKS
------------------------------------------------------------------------------
     TYPE           NUMBER OF       TYPE           NUMBER OF        PAR VALUE
                     SHARES                          SHARES
------------------------------------------------------------------------------
Common:                          Common:             --------        --------
-------------------------------------------------------------------------------
Class A Voting:      2,500,000
-------------------------------------------------------------------------------
Class B Non-            40,000
Voting:
-------------------------------------------------------------------------------
Preferred: ----       --------   Preferred:          --------        --------
-------------------------------------------------------------------------------

                             CONTINUATION SHEET 4
                                PAGE ONE OF TWO


     If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

     1.   VOTING RIGHTS.

          (a) Except as otherwise required by law, the holder of each share of Class A Voting Common Stock shall be entitled to vote on all matters and shall be entitled to one vote for each share thereof held.

          (b) Except as otherwise required by law, the holders of Class B Non-Voting Common Stock shall have no voting rights as such.

     2. DIVIDENDS, DISTRIBUTIONS, AND REDEMPTIONS. Dividends may be paid on shares of Class A Voting Common Stock and Class B Non-Voting Common Stock, respectively, if, when, and as declared by the Corporation's Board of Directors, provided, that no dividend, distribution, or redemption shall be made in respect of either the Class A Voting Common Stock or the Class B Non-Voting Common Stock unless the same dividend, distribution, or redemption (on a per-share basis) is made with respect to both such classes of Common Stock.

     3. LIQUIDATION RIGHTS. Upon any voluntary or involuntary liquidation, dissolution, or winding-up of the affairs of the Corporation, each issued and outstanding share of Class A Voting Common Stock and Class B Non-Voting Common Stock, respectively, shall entitle the holder thereof to receive an equal portion of the remaining funds available for distribution of the holder of Common Stock.

     4. CONVERSION OF SHARES ON INITIAL PUBLIC OFFERING. Immediately upon the closing of a public offering of share of Class A Voting Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, on a firm-commitment underwritten basis, resulting in aggregate gross proceeds to the Corporation of at least $10,000,000, each share of Class B Non-Voting Common Stock that is then outstanding or held in the Corporation's treasury shall be converted into and reclassified as, and shall become, automatically and without any further action, one fully paid and non-assessable share of Class A Voting Common Stock, regardless of whether the certificate representing such share is surrendered to the Corporation, provided, however, that the Corporation shall not be obligated to issue a certificate evidencing the share of Class A Voting Common Stock issuable upon such conversion unless the certificate evidencing the share of Class B Non-Voting Common Stock so converted is either delivered to the Corporation, or the registered holder thereof notifies the Corporation that such certificate has been lost, stolen, or destroyed and executes an agreement satisfactory to Corporation to indemnify the Corporation from any loss incurred by the Corporation in connection therewith.

     5. CONVERSION OF OLD COMMON STOCK. Upon filing of these Articles of Amendment, each share of the corporation's common stock, no par value, that was issued and outstanding or held in the corporation's treasury immediately prior to such filing (the "Old Common Stock"), shall be converted into and reclassified as, and shall become, automatically and without any further action, one fully paid and non-assessable share of Class A Voting Common Stock; and the certificates formerly representing shares of Old Common Stock that have been so converted shall thereafter represent the shares of Class A Voting Common Stock into which the shares of Old Common Stock formerly represented thereby have been so converted, regardless of whether the certificate representing such shares are surrendered to the Corporation, provided, however, that the Corporation shall not be obligated to issue certificates evidencing such new shares of Class A Voting Common Stock unless the certificates evidencing such shares of Old Common Stock are either delivered to the Corporation, or in any particular case the registered holder thereof notifies the Corporation that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by the Corporation in connection therewith.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event
the amendment will become effective on such later date.  EFFECTIVE DATE:   upon
                                                                           ----
filing
------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 24th day of March, in the year 1995.


Dominic Chan                                          , President/xxxxxxxxxx

Allen K. Deary                                        , Clerk/xxxxxxxxxxxxxx

                                    497382

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    GENERAL LAWS, CHAPTER 156B, SECTION 72

                 ============================================

          I hereby approve the within articles of amendment, and the filing fee in the amount of $200.00 having been paid, said articles are deemed to have been filed with me this 7th day of April, 1995.



                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                        TO BE FILLED IN BY CORPORATION

               PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT TO:

                           Brian Keeler, Esq.
          TO:              Bingham, Dana & Gould
                           ---------------------

                           150 Federal Street
                           ------------------

                           Boston, MA  02110
                           -----------------

               Telephone:  (617) 951-8000
                           --------------

                       THE COMMONWEALTH OF MASSACHUSETTS

_________                    WILLIAM FRANCIS GALVIN
Examiner                  Secretary of the Commonwealth
                             Corporations Division
                  One Ashburton Place, Boston,MA  02108-1512

                                                         FEDERAL IDENTIFICATION

                            ARTICLES OF AMENDMENT
                    GENERAL LAWS, CHAPTER 156B, SECTION 72      NO. 04-3126919
                                                                    ------------

We,  Dominic Chan                                    , President/xxxxxxxxxx, and
     Allen K. Deary, Clerk of

                        Peritus Software Services, Inc.
                        -------------------------------
                          (EXACT Name of Corporation)

located at:  xxxxxxxxxxxxxxxxxxxxxx x 304 Concord Road, Billerica, MA 01821-3485
            --------------------------------------------------------------------
                    (MASSACHUSETTS  Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:
       3
       -
             (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)
__________
Name      of the Articles of Organization were duly adopted at a meeting held on
Approved  April 3, 1995, by vote of:

          1,854,810 shares of    COMMON     out of 2,004,530 shares outstanding,
          -----------        ---------------
                            type, class & series (if any)
          ___________ shares of ________ out of ________ shares outstanding, and

          ___________ shares of ________ out of ________ shares outstanding, type, class & series (if any)

          CROSS OUT      xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
          INAPPLICABLE   xxxxxxxxxxxxxxxxxxx/1/
          CLAUSE         being at least two-thirds of each type, class or series
                         outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby/2/
                         Article 3 is hereby amended as set forth below.

C  [_]
P  [_]
M  [_]    /1/For amendments adopted pursuant to Chapter 156B, Section 70.
RA [_]    /2/For amendments adopted pursuant to Chapter 156B, Section 71.

          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

_________
 P.C.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
  WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
    TYPE         NUMBER OF          TYPE            NUMBER OF        PAR VALUE
                  SHARES                             SHARES
--------------------------------------------------------------------------------
 Common:                         Common:               -------         --------
--------------------------------------------------------------------------------
 Class A Voting      2,500,000
--------------------------------------------------------------------------------
 Class B Non-           40,000
 Voting:
--------------------------------------------------------------------------------
 Preferred:           --------   Preferred:          -------------  --------
--------------------------------------------------------------------------------

CHANGE the total authorized to:

--------------------------------------------------------------------------------
  WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
    TYPE           NUMBER OF          TYPE           NUMBER OF        PAR VALUE
                    SHARES                            SHARES
--------------------------------------------------------------------------------
 Common:                         Common:               ---------       --------
--------------------------------------------------------------------------------
 Class A Voting:     2,900,000
--------------------------------------------------------------------------------
 Class B Non-           40,000
 Voting:
--------------------------------------------------------------------------------
 Preferred:           --------   Preferred:            --------        --------
--------------------------------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE:

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 10 day of April, in the year 1995.

                                                            President/xxxxxxxxxx
                                                            --------------------
Dominic Chan

                                                                Clerk/xxxxxxxxxx
                                                                ----------------
Allen K. Deary

                                    498035

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    GENERAL LAWS, CHAPTER 156B, SECTION 72

              ==================================================

          I hereby approve the within articles of amendment, and the filing fee in the amount of $400.00 having been paid, said articles are deemed to have been filed with me this 13th day of April, 1995.



                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                        TO BE FILLED IN BY CORPORATION

               PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT TO:

                              Brian Keeler, Esq.
            TO:               Bingham, Dana & Gould
                              ---------------------

                              150 Federal Street
                              ------------------

                              Boston, MA  02110
                              -----------------

               Telephone:     (617) 951-8000
                              --------------

                                                          FEDERAL IDENTIFICATION
                                                          NO.  04-3126919
                                                             -------------------

________              THE COMMONWEALTH OF MASSACHUSETTS
Examiner                    WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts  02108-1512

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)

________
Name           We,        Dominic Chan                        ,*President/xxxxxx
                          ------------
Approved
               and        Allen K. Deary                      , *Clerk/xxxxxxxxx
                          ----------

               of          Peritus Software Services, Inc.,                '
                           --------------------------------
                                   (Exact name of corporation)

               located at:    304 Concord Road, Billerica, MA  01821-3485  '
                              -------------------------------------------
                               (Street address of corporation in Massachusetts)

               certify that these Articles of Amendment affecting articles numbered:

                 3
                 --
                 (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

               of the Articles of Organization were duly adopted at a meeting held on December 8, 1995, by vote of:
                       ----------------

               2,075,845 shares of Class A Voting Common Stock of 2,200,565
               ---------           ---------------------------    ---------
                                  (type, class & series, if any)
               shares outstanding,


          shares of                                of    shares outstanding, and

                     (type, class & series, if any)

          shares of                                of    shares outstanding,

                     (type, class & series, if any)
C    [_]
P    [_]  xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx being
M    [_]  at least two-thirds of each type, class or series outstanding and
R.A. [_] entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

                Article 3 is hereby amended as set forth below.

          *Delete the inapplicable words.     **Delete the inapplicable clause.
          /1/For amendments adopted pursuant to Chapter 156B, Section 70.
          /2/For amendments adopted pursuant to Chapter 156B, Section 71.
          Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet
_____     so long as each article requiring each addition is clearly indicated.
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
     WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
       TYPE          NUMBER OF            TYPE     NUMBER OF        PAR VALUE
                      SHARES                        SHARES

--------------------------------------------------------------------------------
 Common:                             Common:       ------------     -----------
--------------------------------------------------------------------------------
 Class A Voting      2,900,000
--------------------------------------------------------------------------------
 Class B Non-           40,000
  Voting
--------------------------------------------------------------------------------
 Preferred:         ----------       Preferred:    ------------     -----------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Change the total authorized to:

--------------------------------------------------------------------------------
     WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
       TYPE          NUMBER OF           TYPE     NUMBER OF        PAR VALUE
                      SHARES                       SHARES

--------------------------------------------------------------------------------
 Common:                             Common:       ------------     -----------
--------------------------------------------------------------------------------
 Class A Voting      3,760,000
--------------------------------------------------------------------------------
 Class B Non-           40,000
  Voting
--------------------------------------------------------------------------------
 Preferred:           --------       Preferred:    ------------     -----------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:

SIGNED UNDER THE PENALTIES OF PERJURY, this   14th  day of December, 1995.
                                             ------        --------    --

                                                 , *President/xxxxxxxxxxxx
Dominic Chan

                                                 , *Clerk/xxxxxxxxxxxxxxx
Allen K. Deary

*Delete the inapplicable words

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)

            ======================================================

          I hereby approve the within Articles of Amendment, and the filing fee in the amount of $860.00 having been paid, said articles are deemed to
                            ------
          have been filed with me this  15th day of December, 1995.
                                       -----        --------    --


          Effective date:



                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                        TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                             Peter B. Tarr, Esq.
                             -------------------    ________

                             Hale and Dorr
                             -------------          ________

                             60 State Street        ________
                             ---------------

                             Boston, MA  02109      ________
                             -----------------

                             Telephone:  (617) 526-6000
                             -------------------------------

                          Federal Identification      Federal Identification
                          No. 04-3126919                  No. 26562472
                              ----------------                ----------------

                         COMMONWEALTH OF MASSACHUSETTS
__________
Examiner                     WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                     ARTICLES OF XXXXXXXXXXXXXXX/ *MERGER
                   (GENERAL LAWS, CHAPTER 156B, SECTION 79)

          xxxxxxxxx*merger of      Peritus Software Services, Inc.
                                   -------------------------------
                                                      and
                                                      ---
                                   Vista Technologies Incorporated
                                   -------------------------------
                                              the constituent corporations, into
                                   Peritus Software Services, Inc.
                                   -------------------------------

          xxxxxxxxxxxxxxxxxx*one of the constituent corporations organized under the laws of: Massachusetts.
                       -------------

          The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

          1. An agreement of xxxxxxxxxxxx *merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B,
          Section 79, and will be kept as provided by Subsection (c) thereof. The xxxxxxxxxxxxx *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

          2. The effective date of the xxxxxxxxxxxxxx *merger determined pursuant to the agreement of xxxxxxxxxx *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing:

          3.   (For a merger)

          **The following amendments to the Articles of Organization of the surviving corporation have been effected pursuant to the agreement of merger:

C  [_]              None
P  [_]
M  [_]    (For a consolidation)
RA [_] (a) The purpose of the resulting corporation is to engage in the following business activities:

          *Delete the inapplicable words.
          Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.
________
P.C.

(For a consolidation)
(b) State the total number of shares and the par value, if any, of each class of stock, which the resulting corporation is authorized to issue:

--------------------------------------------------------------------------------
       WITHOUT PAR VALUE                         WITH PAR VALUE
--------------------------------------------------------------------------------
   TYPE         NUMBER OF SHARES      TYPE      NUMBER OF SHARES      PAR VALUE
--------------------------------------------------------------------------------
  Common:                             Common:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Preferred:                          Preferred:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.

**(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:

**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:


Item 4 below may be deleted if the resulting/surviving corporation is organized under the laws of a state other than Massachusetts.

4. The information contained in Item 4 is not a permanent part of the Articles of Organization of the xxxxxxxxxxxxxxxx *surviving corporation.

(a) The street address (post office boxes are not acceptable) of the xxxxxxxxxxxxxxxxx *surviving corporation in Massachusetts is:

     304 Concord Road, Billerica, MA 01821-3485

**If there are no provisions state "None."

(b) The name, residential address and post office address of each director and officer of the xxxxxxxxxxxxxxxxx* surviving corporation is:

              NAME                 RESIDENTIAL ADDRESS                      POST OFFICE ADDRESS
President:    Dominic Chan         1196 North Road, Carlisle, MA 01741
Treasurer:    Allen K. Deary       1115 North Road, Carlisle, MA 01741
Clerk:        Allen K. Deary       1115 North Road, Carlisle, MA 01741
Directors:    Art Carr             44 Donnelly Drive, Dover, MA 02030
              Dominic Chan         1196 North Road, Carlisle, MA 01741
              Allen K. Deary       1115 North Road, Carslisle, MA 01741
              Robert Kelly         2 Day Street, Norfolk, MA 02056
              Axel Leblois         62 Pond Road, Wellesley, MA 02181
              Roland Pampel        Prudential Center Apartments,
                                   780 Boylston Street, Apt. 14H,
                                   Boston, MA 02199

(c) The fiscal year end (i.e. tax year) of the xxxxxxxxxxxx *surviving corporation shall end on the last day of the month of: December.

(d) The name and business of the resident agent, if any, of the *surviving corporation is:

     None

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

FOR MASSACHUSETTS CORPORATIONS

The undersigned *President xxxxxxxxxx and *Clerk xxxxxxxxxxxxx of Peritus
                                                                  -------
Software Services, Inc., a corporation organized under the laws of
-----------------------
Massachusetts, further state under the penalties of perjury that the agreement of xxxxxxxx *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

Dominic Chan                                         , *President/xxxxxxxxxx


Allen K. Deary                                       , *Clerk/xxxxxxxxxx


FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

     The undersigned, +Adarsh K. Arora, President and ++David Jakopac,
                       --------------------------       --------------
Secretary, of Vista Technologies Incorporated, a corporation organized under the
              -------------------------------
laws of Illinois, further state under the penalties of perjury that the
        --------
agreement of xxxxxxxxxxx *merger has been duly adopted by such corporation in the manner required by the laws of Illinois.
                                   --------

                                 +       Adarsh K. Arora
                                         ---------------
                                ++       David Jakopac
                                         -------------

*Delete the inappliable words.
+Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B
++Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

                                    526968

                       THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF *MERGER
                   (GENERAL LAWS, CHAPTER 156B, SECTION 79)

               =================================================

          I hereby approve the within Articles of xxxxxxxxxxxxx*Merger and, the filing fee in the amount of $250.00, having been paid, said articles are deemed to have been filed with me this 9th day of February, 1996.



                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                        TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                             Peter B. Tarr, Esq.
                             -------------------

                             Hale and Dorr
                             -------------

                             Boston, MA  02109
                             -----------------

               Telephone:       (617) 526-6000
                                --------------

                                                          FEDERAL IDENTIFICATION
                                                          NO.      04-3126919
                                                             -------------------

                       THE COMMONWEALTH OF MASSACHUSETTS
________                    WILLIAM FRANCIS GALVIN
Examiner                 Secretary of the Commonwealth
            One Ashburton Place, Boston, Massachusetts  02108-1512

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)

          We,    Dominic Chan                              ,*President/xxxxxx
                 -----------
________
Name      and    Allen K. Deary                            , *Clerk/xxxxxxxxx
                 --------------
Approved

          of     Peritus Software Services, Inc.                          ,
                 -------------------------------
                            (Exact name of corporation)

          located at:    304 Concord Road, Billerica, MA  01821-3485      ,
                         -------------------------------------------
                      (Street address of corporation in Massachusetts)

          certify that these Articles of Amendment affecting articles numbered:

                  3 and 4
                  -------
                   (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

          of the Articles of Organization were duly adopted at a meeting held on March 15, 1996, by vote of:
         ---------------

          1,672,341 shares of Class A Voting Common Stock of 2,337,815 shares
          ---------           ---------------------------    ---------
          outstanding,      (type, class & series, if any)



          32,050 shares of Class B Non-Voting Common Stock of 39,715 shares
          ------           -------------------------------    ------
          outstanding, and  (type, class & series, if any)



          shares of                                  of      shares outstanding,
                     (type, class & series, if any)

C    [_]
P    [_]  xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx being
M    [_]  at least two-thirds of each type, class or series outstanding and
R.A. [_] entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

               Article 3 is hereby amended as set forth below.
               Article 4 is hereby amended by the addition of the provisions set forth in the attached continuation sheet 4.

          *Delete the inapplicable words.     **Delete the inapplicable clause.
          /1/For amendments adopted pursuant to Chapter 156B, Section 70. /2/For amendments adopted pursuant to Chapter 156B, Section 71.

          Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly
P.C.      indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

------------------------------------------------------------------------------------------
          WITHOUT PAR VALUE STOCKS             WITH PAR VALUE STOCKS
------------------------------------------------------------------------------------------
     TYPE               NUMBER OF        TYPE         NUMBER OF        PAR VALUE
                         SHARES                        SHARES
------------------------------------------------------------------------------------------
Common:                                  Common:      ____________       ________
------------------------------------------------------------------------------------------

Class A Voting           3,760,000
------------------------------------------------------------------------------------------
Class B Non-                40,000
 Voting
------------------------------------------------------------------------------------------
Preferred:                ________       Preferred:   _____________      ________
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Change the total authorized to:

------------------------------------------------------------------------------------------
          WITHOUT PAR VALUE STOCKS             WITH PAR VALUE STOCKS
------------------------------------------------------------------------------------------
     TYPE               NUMBER OF        TYPE        NUMBER OF        PAR VALUE
                         SHARES                       SHARES
------------------------------------------------------------------------------------------
Common:                                Common:       ___________       ________
------------------------------------------------------------------------------------------
Class A Voting         9,828,313
------------------------------------------------------------------------------------------
Class B Non-             275,000
 Voting
------------------------------------------------------------------------------------------
Preferred:                             Preferred:    ___________       ________
------------------------------------------------------------------------------------------
Series A               1,903,525
 Convertible
------------------------------------------------------------------------------------------

                             Continuation Sheet 4
                             --------------------


                     SERIES A CONVERTIBLE PREFERRED STOCK


     1.   Number of Shares.  The series of Preferred Stock designated and known
          ----------------
as "Series A Convertible Preferred Stock" shall consist of 1,903,525 shares.

     2.   Voting.
          ------

          2A.  General.  Except as may be otherwise provided in these terms of
               -------
the Series A Convertible Preferred Stock or by law, the Series A Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation entitled to vote as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Restated Articles of Organization of the Corporation to increase the number of authorized shares of any class of common stock (including, but not limited to, an increase in the number of authorized shares of Class A Voting Common Stock, no par value (the "Class A Common Stock") or any increase in the number of authorized shares of Class B Non-Voting Common Stock" (the "Class B Non-Voting Common Stock") and, collectively with the Class A Common Stock and any other classes of common stock, the "Common Stock"). Each share of Series A Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Class A Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible.

          2B.  Board Size.  The Corporation shall not, without the written
               ----------
consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of nine(9).

          2C.  Board Seats.  The holders of the Series A Convertible Preferred
               -----------
Stock, voting as a separate series, shall be entitled to elect two (2) directors of the Corporation. The holders of the Series A Convertible Preferred Stock and the Common Stock, voting together as a single class (with the Series A Convertible Preferred Stock voting on an as converted basis), shall be entitled to elect the other directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Restated Articles of Organization, as amended, if the Corporation fails or refuses, for any reason or for no reason, to redeem on the Redemption Date (as defined in paragraph 7) all of the then outstanding shares of Series A Convertible Preferred Stock in accordance with the terms and provisions of paragraph 7, the holders of the Series A Convertible Preferred Stock outstanding, any two directors shall have the right to call a meeting of the Board of Directors or stockholders. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series A convertible Preferred Stock then outstanding shall constitute a quorum of the Series A Convertible Preferred Stock for the election of directors to be elected solely by the holders of the Series A Convertible Preferred Stock or jointly by the holders of the Series A Convertible Preferred Stock and the Class A Common Stock. A vacancy in any directorship elected by the holders of the Series A Convertible Preferred Stock shall be filed only by vote or written consent of the holders of the Series A Convertible Preferred Stock and a vacancy in the directorship elected jointly by the holders of the Series A Convertible Preferred Stock and the Class A Common Stock shall be filled only by vote or written consent of the Series A Convertible Preferred Stock and the Class A Common Stock as provided above.

     3.   Dividends.  The holders of the Series A Convertible Preferred Stock
          ---------
shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, quarterly dividends (the "Accruing Dividends") at the rate per annum of (a) $0.3825 per share plus (b) 10% per annum of all previously accrued by unpaid Accruing Dividends from the preceding March 15. Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. The Board of Directors shall have no obligation to declare any dividends.

     4.   Liquidation.  Upon any liquidation, dissolution or winding up the
          -----------
Corporation, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $3.825 per share plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, minus the product of (a) 0.366 multiplied by (b) the amount remaining for distribution with respect to each share of Class A Common Stock after payment is made to the holders of Series A Preferred Stock pursuant to this subclause (i), or (ii) such amount per share as would have been payable had each such share been converted to Class A Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series A Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series A Convertible Preferred Stock being sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Series A Convertible Preferred Stock being sometimes referred to as the "Liquidation Preference Payments". If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series A Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series A Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series A Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease abandonment, transfer or other disposition by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series A Convertible Preferred Stock.

     5.   Restrictions.  At any time when at least 951,763 shares of Series A
          ------------
Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Restated Articles of Organization, as amended, and in addition to any other vote required by law or the Restated Articles of Organization, as amended, without the approval of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Restated Articles of Organization, as amended or by merger, consolidation or otherwise;

          5B. Consent to any liquidation, dissolution or winding up of the Corporation or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets;

          5C. Consolidate or merge into or with any other entity in which the shares of Common Stock and Series A Convertible Preferred Stock of the Corporation outstanding immediately prior to the close of the transaction represent, or are converted into or exchanged for equity securities that represent, less than a majority of the combined voting power of the equity securities of the surviving or resulting entity immediately following the close of the transaction;

          5D. Amend, alter or repeal its Amended and Restated Articles of Organization if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of the Series A Convertible Preferred Stock;

          5E. Pay an dividend or make any distribution on, any shares of stock other than the Series A Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock;

          5F. Purchase or set aside any sums for the purchase of any shares of stock other than the Series A Convertible Preferred Stock, other than (i) the purchase of an aggregate of 189,588 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) to be purchased in connection with the closing of the initial sale of shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) to be repurchased from Dominic K. Chan and sold to employees of the Corporation at the same price.

          5G. Redeem or otherwise acquire any shares of Series A Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Series A Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series A Convertible Preferred Stock then held by each such holders.

     6.   Conversions.  The holders of shares of Series A Convertible Preferred
          -----------
Stock shall have the following conversion rights:

          6A.  Right to Convert.  Subject to the terms and conditions of this
               ----------------
paragraph 6, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at anytime, to convert any such shares of Series A Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Class A Common Stock as is obtained by (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $2.80 and
(ii) dividing the result by the conversion price of $2.80 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a sedated number of shares of Series A Convertible Preferred Stock into Class A Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Class A Common Stock shall be issued.

          6B.  Issuance of Certificates; Time Conversion Effected.  Promptly
               --------------------------------------------------
after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may director, a certificate or certificates for the number of whole shares of Class A Common Stock issuable upon the conversion of such share or shares of Series A Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, the person or person in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
shares shall be issued upon conversion of Series A Convertible Preferred Stock into Class A Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Class A Common Stock issue upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Class A Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share of Class A Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D.  Adjustment of Price Upon Issuance of Common Stock.  Except as
               -------------------------------------------------
provided in subparagraph 6E and subject to paragraph 9, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price and (b) consideration per share, if any, received by the Corporation upon such issue or sale multiplied by the number of shares of Common Stock issued or sold, by (ii) the total number of shares of Common Stock (or Common Stock equivalent on an as converted basis) outstanding immediately after such issue or sale.

     For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

               6D(1)  Issuance of Rights or Options.  In case at any time the
                      -----------------------------
     Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Option) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or such Convertible SECURITIES upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               6D(2)  Issuance of Convertible Securities.  In case the
                      ----------------------------------
     Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertibles Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               6D(3)  Change in Option Price or Conversion Rate.  Upon the
                      -----------------------------------------
     happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for the Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

               6D(4)  Stock Dividends.  In case the Corporation shall declare a
                      ---------------
     dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               6D(5)  Consideration for Stock.  In case any shares of Common
                      -----------------------
     Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               6D(6)  Record Date.  In case the Corporation shall take a record
                      -----------
     of the holders of its Common Stock for the purpose of entitling them (i) to received a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6D(7)  Treasury Shares.  The number of shares of Common Stock
                      ---------------
     outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

          6E.  Certain Issues of Common Stock Excepted.  Anything herein to the
               ---------------------------------------
contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance from and after the date of filing of these terms of the Series A Convertible Preferred Stock of
(i) up to an aggregate of 2,061,025 shares (approximately adjusted to reflect the occurrence of any event described in subparagraph 6F) of the Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, and (ii) up to 100,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock to officers and employees of the Corporation, provided that a like number of shares of Common Stock have been repurchased by the Corporation from Dominic K. Chan, plus the issuance of up to 312,500 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock issuable upon the exercise of warrants outstanding as of March 15, 1996, plus such number of shares of Common Stock which are repurchased by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor.

          6F.  Subdivision or Combination of Common Stock.  In case the
               ------------------------------------------
Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D(4) by reason thereof.

          6G.  Reorganization or Reclassification.  If any capital
               ----------------------------------
reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Class A Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class A Common Stock equal to the number of shares of such Common Stock immediately thereto fore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provision thereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6H.  Failure to Redeem.  If the Corporation fails, for any reason or
               -----------------
for no reason, to redeem on the Redemption Date (as defined in paragraph 7) all of the then outstanding shares of Series A Convertible Preferred Stock in accordance with the terms and conditions of paragraph 7, the Conversion Price then in effect shall be immediately reduced to an amount equal to 90% thereof. Thereafter, until such redemption has been made in full in accordance with such terms and conditions, the

Conversion Price shall be further reduced on the 90th day following the Redemption Date and at the end of each 90-day period thereafter to an amount equal to 90% of the Conversion Price in effect immediately prior to each such reduction.

          6I.  Notice of Adjustment. Upon any adjustment of the Conversion
               --------------------
Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6J.  Other Notices.  In case at anytime:
               -------------

               (i) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall given, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation,
(a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date which the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

          6K.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Class A Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Class A Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Class A Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any additional securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price of the total number of shares of Class A Common Stock issued and issuable after such action upon conversion of the Series A Convertible Preferred Stock would exceed the total number of shares of Class A Common Stock then authorized by the Restated Articles of Organization, as amended.

          6L.  No Reissuance of Series A Convertible Preferred Stock.  Shares of
               -----------------------------------------------------
Series A Convertible Preferred Stock which are converted into shares of Class A Common Stock as provided herein shall not be reissued.

          6M.  Issue Tax.  The issuance of certificates for shares of Class A
               ---------
Common Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

          6N.  Closing of Books.  The Corporation will at no time close its
               ----------------
transfer books against the transfer of any Series A Convertible Preferred Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Series A Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series A Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          6O.  Definition of Common Stock.  As used in this paragraph 6, the
               --------------------------
term "Common Stock" shall mean and include the Corporation's authorized Class A Common Stock, no par value per share, and the Corporation's Class B Common Stock, no par value per share (each as constituted on the date of filing of these terms of the Series A Convertible Preferred Stock), unless otherwise specifically limited to "Class A Common Stock", and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of shareholders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Class A Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Class A Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

          6P.  Mandatory Conversion.  If at any time the Corporation shall
               --------------------
effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $15 million and (ii) the price paid by the public for such shares shall be at least $5.60 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series A Convertible Preferred Stock shall automatically convert to shares of Class A Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series A Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates of the number of whole shares of Class A Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Series A Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Class A Common Stock to which such holder shall be entitled upon the surrender thereof.

     7.   Redemption.  The shares of Series A Convertible Preferred Stock shall
          ----------
be redeemed as follows:

          7A.  Option Redemption.  The Corporation shall not have the right to
               -----------------
call or redeem at any time all or any shares of Series A Convertible Preferred Stock. Subject to the conditions set forth in this paragraph 7, upon receiving notice (the "Notice") from the holders of a 66-2/3% of the then outstanding shares of the Series A Convertible Preferred Stock, the Corporation shall redeem, to the extent permitted by law, all of the shares of the then outstanding shares of Series A Convertible Preferred Stock in three annual installments as follows:


                                     Percentage of Shares of Series A
                                     Convertible Preferred Stock then
Date of Redemption                   Outstanding to be Redeemed
--------------------                 --------------------------


March 15, 2001                       33-1/3% of all shares of Series A
                                     Convertible Preferred Stock Outstanding
                                     on March 15, 2001.

March 15, 2002                       50% of all the shares of Series A
                                     Convertible Preferred Stock outstanding
                                     on March 15, 2002.

March 15, 2003                       100% of all the shares of Series A
                                     Convertible Preferred Stock outstanding
                                     on March 15, 2003.

          7B.  Redemption Price and Payment.  Notwithstanding anything to the
               ----------------------------
contrary in this paragraph 7, the Corporation shall only be obligated to redeem the Series A Convertible Preferred Stock with respect to each holder if, at the time of such redemption, the holder also presents for redemption 0.366 shares of Class A Common Stock for each shares of Series A Convertible Preferred Stock to be redeemed. The Corporation shall be required to redeem the Series A Convertible Preferred Stock according to the schedule set forth above and the accompanying Class A Common Stock presented for redemption. The shares of Series A Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $2.80 per share plus, in the case of each share, an amount equal to all dividends, including Accruing Dividends, declared but unpaid thereon, computed to such Redemption Date, such amount being referred to as the "Redemption Price". The shares of Class A Common Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $2.80 per share. Such payments shall be made in full on the applicable Redemption Date to the holders entitled thereto. Notwithstanding the foregoing, upon delivery of a written notice to the Company (a "Tax Notice"), holders of a majority of the Series A Convertible Preferred Stock shall have the right, on any of the Redemption Dates set forth above, to sell additional shares of Series A Convertible Preferred Stock to the Company so that such redemption will be treated as an "exchange" under Section 302(a) and (b) of the Internal Revenue Code of 1986, as amended; provided, however, that the Corporation shall only be obligated to redeem the Series A Convertible Preferred Stock with respect to each holder if, at the time of such redemption, the holder presents for redemption 0.366 shares of Class A Common Stock for each share of Series A Convertible Preferred Stock to be redeemed. The Corporation shall be required to redeem such accompanying Class A Common Stock presented for redemption. If holders of a majority of the Series A Convertible Preferred Stock delivered a Tax Notice to the Company as provided above, the Company shall redeem each share of Series A Convertible Preferred Stock set forth in the Tax Notice by paying the Redemption Price for each accompanying share of Class A Common Stock. At its election, the Company may satisfy its obligation to redeem the shares of Series A Convertible Preferred Stock set forth in the Tax Notice and the accompanying shares of Class A Common Stock by delivering to the holders of the Series A Convertible Preferred Stock a promissory note of the Company, being interest at 10%, for the full amount of the Redemption Price of the shares set forth in the Tax Notice and the amount due with respect to the accompanying shares of Class A Common Stock to be redeemed, and due and payable on such Redemption Dates as the shares set forth in the Tax Notice could have been redeemed pursuant to paragraph 7A; provided, however, that the ability of the Company to issue a promissory note to cover the redeemed shares of Series A Convertible Preferred Stock set forth in the Tax Notice and the accompanying shares of Class A Common Stock to be redeemed will be subject to compliance by the Company with the General Corporation Law of the Commonwealth of Massachusetts.

          7C.  Redemption Mechanics.  At least 20 but not more than 30 days
               --------------------
prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certificate or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series A Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Series A Convertible Preferred Stock to be redeemed from such holder (computered on a pro rata basis in accordance with the number of such shares held by all holders thereof), the number of accompanying shares of Class A Common Stock to be redeemed from such holder and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Series A Convertible Preferred Stock (except that right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the

Corporation legally available for redemption of shares of Series A Convertible Preferred Stock and the accompanying Class A Common Stock on a Redemption Date are insufficient to redeem the total number of shares of Series A Convertible Preferred Stock and the accompanying Class A Common Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Series A Convertible Preferred Stock required to be redeemed but not so redeemed shall raman outstanding and entitled to all rights and preferences provided herein.
At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Convertible Preferred Stock together with the accompanying Class A Common Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

          7D.  Redeemed or Otherwise Acquired Shares to be Retired.  Any shares
               ---------------------------------------------------
of Series A Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Convertible Preferred Stock.

     8.   Amendments.  No provision of these terms of the Series A Convertible
          ----------
Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock.

     9.   Special Mandatory Conversion.  (a) If any holder of shares of Series A
          ----------------------------
Convertible Preferred Stock is entitled or otherwise afforded the right to exercise the right of participation (the "Right of Participation") as set forth in Article V of that Certain Series A Convertible Preferred Stock and Class A Common Stock Purchase Agreement between the Corporation and the Purchasers listed on Schedule I thereto dated March 15, 1996 (the "Purchase Agreement"), with respect to any equity financing (the "Equity Financing") of the Corporation which would result in the reduction of the Series A Conversion Price, and (i) the Equity Financing has been approved by the holders of at least fifty-one percent (51%) in interest of the then outstanding shares of Series A Convertible Preferred Stock (but excluding from such calculation any holders form whom the right of Participation has been waived pursuant to subsection (iii) below), (ii) the Corporation has fully complied in all respect with its obligations pursuant to Article V of the Purchase Agreement in respect thereof, (iii) the provisions of the Right of Participation set forth in Article V of the Purchase Agreement have not been waived at the request of the Corporation by such holder, and (iv) the holder is not prohibited by government regulation from participating in the Equity Financing, if such holder (a "Non-Participating Holder") does not be exercise of such holder's Right of Participation to acquire his Special Proportionate Percentage (as hereafter defined) of the Allocated Offered Securities (as hereinafter defined) offered to the holders of the Series A Convertible Preferred Stock in such Equity Financing (a "Mandatory Offering"), a portion (the Convertible Preferred Stock shall automatically and without further action on the part of such holder be converted effective subject to and concurrently with consummation of the Mandatory Offering (the "Mandatory Offering Date") as follows: the Non-Participating Portion of all shares of Series A Convertible Preferred Stock held by such Non-Participating Holder shall be converted into a corresponding number of shares of a newly created series of Preferred Stock (having such number of shares as the Board of Directors may by resolution fix) which such series shall be identified in all respect to the Series A Convertible Preferred Stock, except that the conversion price of such series shall be fixed immediately prior to the Mandatory Offering Date and shall be subject to no further adjustments in a manner similar to that provided in paragraph 6D. The Board of Directors shall take all necessary actions to designate such new series. Upon such conversion, the shares of Series A Convertible Preferred Stock so converted shall be canceled and not subject to reissuance. As used in this paragraph 9, the following terms shall have the following respect meanings:

          (1) "Allocated Offered Securities" shall mean that portion of the gross amount of Offered Securities which has expressly been allocated for purchase by the holders of the Series A Convertible Preferred Stock as a group, which allocation has been expressly approved by the holders of at least fifty-one percent 51% in interest of the then outstanding shares of Series A Convertible Preferred Stock (as contemplated by clause (i) of this paragraph 9(a)), it being understood that for purposes of this paragraph 9(a) that Allocated Offered Securities may represent an amount of Offered Securities that is less (but in no event greater) than the amount of Offered Securities which the Corporation is otherwise required to offer to the holders of Series A Convertible Preferred Stock pursuant to Article V of the Purchase Agreement; and

          (2) "Special Proportionate Percentage" shall mean as to a holder of Series A Convertible Preferred Stock, that percentage figure which expresses the ratio which (x) the number of shares of outstanding Common Stock then owned by such holder bears to (y) the aggregate number of shares of outstanding Common Stock then owned by all holders of shares of Series A Convertible Preferred Stock. For purposes solely of the computation required for determination of the Special Proportionate Percentage, the holders of outstanding Series A Convertible Preferred Stock shall be treated as having converted all such outstanding Series A Convertible Preferred Stock into shares of Common Stock at the rate at which such securities are convertible into Common Stock in effect at the time of such Equity Financing.

          (3) "Non-Participating Portion" shall mean a percentage equal to 100 minus that percentage of its Special Proportionate Percentage as to which such holder has, in fact, exercised its Right of Participation to acquire the Allocated Offered Securities.

     (b) The holder of any shares of Series A Convertible Preferred Stock converted pursuant to paragraph 9(a) hereof, shall deliver to the Corporation during regular business hours at the office of any transfer agent of the Corporation for the Series A Convertible Preferred Stock, or at such other place as may be designed by the Corporation, the certificate or certificates for the shares so converted, duly endorsed or assigned in blank or to the Corporation. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of the new series of Preferred Stock to which such holder is entitled. The person in whose name the certificate for such new series of Preferred stock is to be issued shall be deemed to have become a stockholder of record on the Mandatory Offering Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open.

     (c) In the event that at any time the Special Mandatory Conversion set forth in this paragraph 9 shall not be effective as to shall shares of the Series A Convertible Preferred Stock then outstanding, the Board of Directors shall take all necessary actions to designate new series of Preferred Stock (having such distribute designations and number of shares as the Board of Directors may be resolution fix) on each such subsequent occasion that (i) any Equity Financing occurs, and (ii) any holder of Series A Convertible Preferred Stock does not by exercise of such holders' Right of Participation acquire his Special Proportionate Percentage of the Allocated Offered Securities then so offered to the holders of the Series A Convertible Preferred Stock. Each share of such Non-Participating Holder's shares of Series A Convertible Preferred Stock shall be converted into one share of such newly-created series of Preferred Stock concurrently with the consummation of the subject Mandatory Offering. Such new series of Preferred Stock shall be identical in all respects, except with respect to the respective Conversion Price therein effect, to the new series of Preferred Stock created pursuant to the provisions of paragraph 9(a).

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:

SIGNED UNDER THE PENALTIES OF PERJURY, this   15th  day of March, 1996.
                                            -------        -----    --

Dominic Chan                                            , *President/xxxxxxxxxx




Allen K. Deary                                          , *Clerk/xxxxxxxxxxxxxx



*Delete the inapplicable words

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)

================================================================================

          I hereby approve the within Articles of Amendment, and the filing fee in the amount of $8,306.84 having been paid said articles are deemed
                            --------
          to have been filed with me this  15th day of March, 1996.
                                          -----        -----    --


          Effective date:



                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                             Peter B. Tarr, Esq.
                             -------------------       --------

                             Hale and Dorr
                             -------------             --------

                             60 State Street
                             ---------------           --------

                             Boston, MA  02109
                             -----------------         --------

                             Telephone (617) 526-6000
                             ------------------------  --------

                                                          FEDERAL IDENTIFICATION
                                                          NO.  04-3126919
                                                             -------------------

__________            THE COMMONWEALTH OF MASSACHUSETTS
EXAMINER                    WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts  02108-1512

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)




_________  We,     Dominic Chan                               ,*President/xxxxxx
                   ------------
Name
Approved   and     Allen K. Deary                             , *Clerk/xxxxxxxxx
                   --------------

           of      Peritus Software Services, Inc.                         ,
                   -------------------------------
                                   (Exact name of corporation)

           located at:  304 Concord Road, Billerica, MA  01821-3485        ,
                        -------------------------------------------
                          (Street address of corporation in Massachusetts)

           certify that these Articles of Amendment affecting articles numbered:

           3 and 4
           -------
           (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)


           of the Articles of Organization were duly adopted at a meeting held on October 28, 1996, by vote of:
              -----------------

           5,060,303 shares of Class A Voting Common Stock of 5,778,602 shares
           ---------           ---------------------------    ---------
           outstanding,      (type, class & series, if any)

           76,602 shares of Class B Non-Voting Common Stock of 99,290 shares
           ------           -------------------------------    ------
           outstanding, and  (type, class & series, if any)

           1,690,972 shares of Series A Convertible Preferred of 1,903,525
           ---------           ------------------------------    ---------
           shares outstanding, (type, class & series, if any)

C    [_]
P    [_]   xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx being
M    [_]   at least two-thirds of each type, class or series outstanding and
R.A. [_] entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

              *Article 3 is hereby amended as set forth herein.
               ---------
              *Article 4 is hereby amended by deleting the provisions of said
               ---------
              Article 4 commencing with the heading SERIES A CONVERTIBLE PREFERRED STOCK and inserting in lieu thereof the provisions set forth on the attached Continuation Sheet 4.

           *Delete the inapplicable words.   **Delete the inapplicable clause.
           /1/For amendments adopted pursuant to Chapter 156B, Section 70. /2/For amendments adopted pursuant to Chapter 156B, Section 71.
           Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of ________ at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition
P.C.       is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
  WITHOUT PAR VALUE STOCKS                       WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
    TYPE            NUMBER OF           TYPE          NUMBER OF       PAR VALUE
                     SHARES                            SHARES
--------------------------------------------------------------------------------
Common:                                  Common:
--------------------------------------------------------------------------------
Class A Voting         9,828,313
--------------------------------------------------------------------------------
Class B Non-             275,000
Voting
--------------------------------------------------------------------------------
Preferred:                               Preferred:
--------------------------------------------------------------------------------
Series A               1,903,525
Convertible
--------------------------------------------------------------------------------

Change the total authorized to:

--------------------------------------------------------------------------------
  WITHOUT PAR VALUE STOCKS                      WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
TYPE                NUMBER OF           TYPE        NUMBER OF       PAR VALUE
                     SHARES                          SHARES
--------------------------------------------------------------------------------
Common:                                Common:
--------------------------------------------------------------------------------
Class A Voting        12,474,000
--------------------------------------------------------------------------------
Class B Non-             275,000
Voting
--------------------------------------------------------------------------------
Preferred:                             Preferred:
--------------------------------------------------------------------------------
Series A               1,903,525
Convertible
Preferred
--------------------------------------------------------------------------------
Series B               1,818,182
Convertible
Preferred
--------------------------------------------------------------------------------

                             CONTINUATION SHEET 4
                             --------------------

                                PREFERRED STOCK

     1.   Number of Shares.  The Preferred shall consist of 3,721,707 shares,
          ----------------
1,903,525 of which shall be designated and known as "Series A Convertible Preferred Stock" and 1,818,182 of which shall be designated and known as "Series B Convertible Preferred Stock".

     1.   Voting.
          ------

          2A.  General.  Except as may be otherwise provided in these terms of
               -------
the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and series of stock of the Corporation entitled to vote as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Restated Articles of Organization of the Corporation to increase the number of authorized shares of any class of common stock (including, but not limited to, an increase in the number of authorized shares of Class A Voting Common Stock, no par value (the "Class A Common Stock") or any increase in the number of authorized shares of Class B Non-Voting Common Stock" (the "Class B Non-Voting Common Stock") and, collectively with the Class A Common Stock and any other classes of common stock, the "Common Stock"). Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Class A Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

          2B.  Board Size.  The Corporation shall not, without the written
               ----------
consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the board of Directors to a number in excess of nine (9).

          2C.  Board Seats.  The holders of the Series A Convertible Preferred
               -----------
Stock, voting as a separate class, shall be entitled to elect two (2) directors of the Corporation. The holders of the Preferred Stock and the Common Stock, voting together as a single class (with the Preferred Stock voting on an as converted basis), shall be entitled to elect the remaining directors of the Corporation. Notwithstanding the foregoing or anything else to the contrary provided in the Restated Articles of Organization, as amended, if the Corporation fails or refuses, for any reason or for no reason, to redeem on the Redemption Date (as defined in paragraph 7) all of the then outstanding shares of Preferred Stock in accordance with the terms and provisions of paragraph 7, the holders of the Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the directors of the Corporation (provided,
                                                                  --------
however, that two of such directors shall continue to be elected solely by holders of Series A Convertible Preferred Stock, voting as a separate class). Until such time as there are no longer any shares of Preferred Stock outstanding, any two directors shall have the right to call a meeting of the Board of Directors or stockholders. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series A Convertible Preferred Stock then outstanding shall constitute a quorum of the Series A convertible Preferred Stock for the election of directors to be elected solely by the holders of the Series A Convertible Preferred Stock, and the presence in person or by proxy (or written consent) of the holders of a majority of the shares of Preferred Stock then outstanding shall constitute a quorum of the Preferred Stock for the election of directors to be elected jointly by the holders of the Preferred Stock and the Class A Common Stock. A vacancy in any directorship elected by the holders of the Series A Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series A Convertible Preferred Stock and a vacancy in the directorship elected jointly by the holders of the Preferred Stock and the Class A Common Stock shall be filled only by vote or written consent of the Preferred Stock and the Class A Common Stock as provided above.

     3.   Dividends.  The holders of the Series A Convertible Preferred Stock
          ---------
shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, quarterly dividends (the "Series A Dividends") at the rate per annum of (a) $0.3825 per share plus (b) 10% per annum of all previously accrued but unpaid Series A Dividends from the preceding March 15. The holders of Series B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, quarterly dividends (the "Series B Dividends" and, together with the Series A Dividends, the "Accruing Dividends") at the rate per annum of
(a) $0.33 per share plus (b) 10% per annum of all previously accrued from day to day, whether or not earned or declared, and shall be cumulative. The Board of Directors shall have no obligation to declare any dividends.

     4.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Corporation, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Preferred Stock, to be paid an amount equal to the greater of (i) $3.825 in the case of the Series A Convertible Preferred stock and $3.30 per share in the case of the Series B Convertible Preferred Stock, plus, in the case of each share, an amount equal to
                             ----
all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, minus, in the case of the Series A Convertible Preferred Stock
                -----
only, the produce of (a) 0.366 multiplied by (b) the amount remaining for distribution with respect to each share of Class A Common Stock after payment is made to the holders of Preferred Stock pursuant to this subclause (i), or (ii) such amount per share as would have been payable had each such share been converted to Class A Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Preferred Stock being sometimes referred to as the "Liquidation Preference Payment" and with respect to all shares of Preferred Stock being sometimes referred to as the "Liquidation Preference Payments". If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment to the holders of Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records o the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Preferred Stock.

     5.   Restrictions.  (a)  At any time when at least 1,860,854 shares of
          ------------
Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Restated Articles of Organization, as amended, and in addition to any other vote required by law or the Restated Articles of Organization, as amended, without the approval of the holders of at least a majority o the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Corporation will not:

          (i) Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to both series of Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to both series of preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Preferred Stock or into shares of any her class or series of stock unless the same ranks junior to both series of Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Restated Articles of Organization, as amended or by merger, consolidation or otherwise;

          (ii) Amend, alter or repeal its Amended and Restated Articles of Organization if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of either series of Preferred Stock;

          (iii) Pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; or

           (iv) Purchase or set aside any sums for the purchase of any shares of stock other than the Series A Convertible Preferred Stock, or redeem or otherwise acquire any shares of Preferred Stock except (A) as expressly authorized in paragraph 7 hereof, (B) the purchase of up to 100,000 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) to be repurchased from Dominic K. Chan and sold to employees of the Corporation at the same price, or (C) pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of each series of Preferred Stock then held by each such holder.

     (b) In addition, at any time when at least 951,763 shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Restated Articles of Organization, as amended, and in addition to any other vote required by law or the Restated Articles of Organization, as amended, without the approval of the holders of at least two-thirds of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          (i) Consent to any liquidation, dissolution or winding up of the Corporation or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets; or

          (ii) Consolidate or merge into or with any other entity in which the shares of Common Stock and Series A Convertible Preferred Stock of the Corporation outstanding immediately prior to the close of the transaction represent, or are converted into or exchanged for equity securities that represent, less than a majority of the combined voting power of the equity securities of the surviving or resulting entity immediately following the close of the transaction.

     6.   Conversions.  The holders of shares of Series A Convertible Preferred
          -----------
Stock shall have the following conversion rights:

          6A.  Right to Convert.  Subject to the terms and conditions of this
               ----------------
paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Preferred Stock) into such number of fully paid and nonassessable shares of Class A Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by the Original Purchase Price of such shares and (ii) dividing the result by the conversion price equal to the Original Purchase Price of such shares or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). The Original Purchase Price of each share of Series A Convertible Preferred Stock is $2.80 and the Original Purchase Price of each share of Series B convertible Preferred Stock is $3.30. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Class A Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation as its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Class A Common Stock shall be issued.

          6B.  Issuance of Certificates; Time Conversion Effected.  Promptly
               --------------------------------------------------
after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Class A common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C.  Fractional Shares; Dividends; Partial Conversion.  No fractional
               ------------------------------------------------
shares shall be issued upon conversion of Preferred Stock into Class A Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Class A Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Class A common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D.  Adjustment of price Upon Issuance of Common Stock.  Except as
               -------------------------------------------------
provided in subparagraph 6E and subject to paragraph 9, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price of a series of Preferred Stock in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price of such series shall be reduced to the price determined by dividing (i) an amount equal to the sum of
(a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price for such series and (b) the consideration per share, if any, received by the Corporation upon such issue or sale multiplied by the number of shares of Common Stock issued or sold, by (ii) the total number of shares of Common Stock (or Common Stock equivalent on an as converted basis) outstanding immediately after such issue or sale.

     For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

               6D(1)  Issuance of Rights or Options.  In case at any time the
                      -----------------------------
     Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               6D(2)  Issuance of Convertible Securities.  In case the
                      ----------------------------------
     Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such

     Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               6D(3)  Change in Option Price or Conversion Rate.  Upon the
                      -----------------------------------------
     happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

               6D(4)  Stock Dividends.  In case the Corporation shall declare a
                      ---------------
     dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               6D(5)  Consideration for Stock.  In case any shares of Common
                      -----------------------
     Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash; the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereof such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               6D(6)  Record Date.  In case the Corporation shall take a record
                      -----------
     of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               6D(7)  Treasury Shares.  The number of shares of Common Stock
                      ---------------
     outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

          6E.  Certain Issues of Common Stock Excepted.  Anything herein to the
               ----------------------------------------
contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance from and after the date of filing of these terms of the Preferred Stock of up to an aggregate of 2,835,695 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, plus the issuance of up to 312,500 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common Stock issuable upon the exercise of warrants outstanding as of March 15, 1996, plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor.

          6F.  Subdivision or Combination of Common Stock.  In case the
               ------------------------------------------
Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price of each series of Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price of each series of Preferred Stock in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D(4) by reason thereof.

          6G.  Reorganization or Reclassification.  If any capital
               ----------------------------------
reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Class A Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class A Common Stock equal to the number of shares of such Common Stock, immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall hereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6H.  Failure to Redeem.  If the Corporation fails, for any reason or
               -----------------
for no reason, to redeem on the Redemption Date (as defined in paragraph 7) all of the then outstanding shares of Preferred Stock in accordance with the terms and conditions of paragraph 7, the Conversion Price of each series of Preferred Stock then in effect shall be immediately reduced to an amount equal to 90% thereof. Thereafter, until such redemption has been made in full in accordance with such terms and conditions, each such Conversion Price shall be further reduced on the

90th day following the Redemption Date and at the end of each 90-day period thereafter to an amount equal to 90% of such Conversion Price in effect immediately prior to each such reduction.

          6I.  Notice of Adjustment.  Upon any adjustment of the Conversion
               --------------------
Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6J.  Other Notices.  In case at any time:
               -------------

          (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2)  the Corporation shall offer for subscription pro rata to the
                                                            --------
holders of its Common Stock any additional shares of stock of any class or other rights;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

          6K.  Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Class A common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Class A Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Class A common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Class A Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Class A Common Stock then authorized by the Restated Articles of Organization, as amended.

          6L.  No Reissuance of Preferred Stock.  Shares of Preferred Stock
               --------------------------------
which are converted into shares of Class A Common Stock as provided herein shall not be reissued.

          6M.  Issue Tax.  The issuance of certificates for shares of Class A
               ---------
Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

          6N.  Closing Books.  The Corporation will at no time close its
               -------------
transfer books against the transfer of any Preferred Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          6O.  Definition of Common Stock.  As used in this paragraph 6, the
               --------------------------
term "Common Stock" shall mean and include the Corporation's authorized Class A

Common Stock, no par value per share, and the Corporation's Class B common Stock, no par value per share (each as constituted on the date of filing of these terms of the Preferred Stock), unless otherwise specifically limited to "Class A Common Stock", and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Class A common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Class A Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

          6P.  Mandatory Conversion.  If at any time the Corporation shall
               --------------------
effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $15 million and (ii) the price paid by the public for such shares shall be at least $5.60 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Preferred Stock shall automatically convert to shares of Class A Common Stock on the basis set forth in this paragraph 6. Holders of shares of Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing so such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Class A Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Class A common Stock to which such holder shall be entitled upon the surrender thereof.

     7.   Redemption.  The shares of Preferred Stock shall be redeemed as
          ----------
follows:

          7A.  Optional Redemption. The Corporation shall not have the right to
               -------------------
call or redeem at any time all or any shares of Preferred Stock. Subject to the conditions set forth in this paragraph 7, upon receiving notice (the "Notice") from the holders of a majority of the then outstanding shares of Preferred Stock, the Corporation shall redeem, to the extent permitted by law, all of the shares of the then outstanding shares of Preferred Stock in three annual installments as follows:

                                   Percentage of Shares of
                                   Preferred Stock then
Date of Redemption                 Outstanding to be Redeemed
------------------                 --------------------------
March 15, 2001                     33-1/3% of all the shares of each series
                                   of Preferred Stock Outstanding on March 15,
                                   2001

March 15, 2002                     50% of all the shares of each series of
                                   Preferred Stock outstanding on March 15,
                                   2002.

March 15, 2003                     100% of all the shares of each series of
                                   Preferred Stock outstanding on march 15,
                                   2003.

          7B.  Redemption Price and Payment.  Notwithstanding anything to the
               ----------------------------
contrary in this paragraph 7, the Corporation shall only be obligated to redeem the Series A Convertible Preferred Stock with respect to each holder thereof it, at the time of such redemption, the holder also presents for redemption 0.366 shares of Class A Common Stock for each share of Series A Convertible Preferred Stock to be redeemed. The Corporation shall be required to redeem the Preferred Stock according to the schedule se forth above and the accompanying Class A Common Stock presented for redemption, if any. The shares of Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to the Original Purchase Price for such share plus, in the case of each share, an amount equal to all dividends, including Accruing Dividends, declared but unpaid thereon, computed to such Redemption Date, such amount being referred to as the "Redemption Price". The shares of Class A Common Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $2.80 per share. Such payments shall be made in full on the applicable Redemption Date to the holders entitled thereto. Notwithstanding the foregoing, upon delivery of a written notice to the Company (a "Tax Notice"), holders of a majority of the Series A Convertible Preferred Stock shall have the right, on any of the Redemption Dates set forth above, to sell additional shares of Series A Convertible Preferred Stock to the Company so that such redemption will be treated as an "exchange" under Sections 302(a) and (b) of the Internal Revenue code of 1986, as amended; provided, however, that the Corporation shall only be obligated to redeem the Series A Convertible Preferred Stock with respect to each holder if, at the time of such redemption, the holder also presents for redemption 0.366 shares of Class A common Stock for each share of Series A Convertible Preferred Stock to be redeemed. The Corporation shall be required to redeem such accompanying Class A Common Stock presented for redemption. If holders of a majority of the Series A Convertible Preferred Stock deliver a Tax Notice to the Company as provided above, the company shall redeem each share of Series A Convertible Preferred Stock set forth in the Tax Notice by paying the Redemption Price for each such share of Series A Convertible Preferred Stock and a price of $2.80 per share for each accompanying share of Class A Common Stock. At its election, the Company may satisfy its obligation to redeem the shares of Series A Convertible Preferred Stock set forth in the Tax Notice and the accompanying shares of Class A Common Stock by delivering to the holders of the Series A Convertible Preferred Stock a promissory note of the Company, bearing interest at 10%, for the full amount of the Redemption Price of the shares set forth in the Tax Notice the amount due with respect to the accompanying shares of Class A common Stock to be redeemed, and due and payable on such Redemption Dates as the shares set forth in the Tax Notice could have been redeemed pursuant to paragraph 7A; provided, however,
                                                          --------  -------
that the ability of the Company to issue a promissory note to cover the redeemed shares of Series A Convertible Preferred Stock set forth in the Tax Notice and the accompanying shares of Class A common Stock to be redeemed will be subject to compliance by the Company with the General Corporation law of the Commonwealth of Massachusetts.

          7C.  Redemption Mechanics.  At least 20 but not more than 30 days
               --------------------
prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Preferred Stock to be redeemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof), the number of accompanying shares of Class A Common Stock to be redeemed from such holder, if any, and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Preferred Stock and the accompanying Class A common Stock, if applicable, on a Redemption Date are insufficient to redeem the total number of shares of preferred Stock and the accompanying Class A Common Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Preferred Stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock together with the accompanying Class A Common Stock, if applicable, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

          7D.  Redeemed or Otherwise Acquired Shares to be Retired.  Any shares
               ---------------------------------------------------
of Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of either or both series of Preferred Stock.

     8.   Amendments.  No provision of these terms of the Preferred Stock may be
          ----------
amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Preferred Stock.

     9.   Special Mandatory Conversion of Preferred Stock.  (a) If any holder of
          -----------------------------------------------
shares of Preferred Stock is entitled or otherwise afforded the right to exercise the right of participation (the "Right of Participation") as set forth in Article V of that certain Series B Convertible Preferred Stock Purchase Agreement of the Corporation dated on or about October 28, 1996 (the "Purchase Agreement"), with respect to any equity financing (the "Equity Financing")( of the Corporation which would result in the reduction of the Conversion Price of either series of Preferred Stock (a "Diluted Series"), and (i) the Equity Financing has been approved by the holders of at least fifty-one percent (51%) in interest of the then outstanding shares of the Diluted Series (but excluding from such calculation any holders for whom the Right of Participation has been waived pursuant to subsection (iii) below), (ii) the corporation has fully complied in all respects with its obligations pursuant to Article V of the Purchase Agreement in respect thereof, (iii) the provisions of the Right of Participation set forth in Article V of the Purchase Agreement have not been waived at the request of the Corporation by such holder, and (iv) the holder is not prohibited by government regulation from participating in the Equity Financing, if such holder (a "Non-Participating Holder") does not by exercise of such holder's Right of Participation to acquire his Special Proportionate Percentage (as hereinafter defined) of the Allocated Offered Securities (as hereinafter defined) offered to the holders of the Preferred Stock in such Equity Financing (a "Mandatory Offering"), a portion (the "Non-Participating Portion") of such holder's shares of the Diluted Series shall automatically and without further action on the part of such holder be converted effective subject to and concurrently with consummation of the Mandatory Offering (the "Mandatory Offering Date") as follows: the Non-Participating Portion of all shares of Preferred Stock of the Diluted Series held by such Non-Participating Holder shall be converted into a corresponding number of shares of a newly created series of

Preferred Stock (having such number of shares as the Board of Directors may by resolution fix) which such series shall be identical in all respects to the Preferred Stock of the Diluted Series, except that the conversion price of such series shall be fixed immediately prior to the Mandatory Offering Date and shall be subject to no further adjustments in a manner similar to that provided in paragraph 6D. The Board of Directors shall take all necessary actions to designate such new series. Upon such conversion, the shares of Preferred Stock so converted shall be canceled and not subject to reissuance. As used in this paragraph 9, the following terms shall have the following respective meanings:

          (1) "Allocated Offered Securities" shall mean that portion of the gross amount of Offered Securities which has expressly been allocated for purchase by the holders of the Preferred Stock as a group, which allocation has been expressly approved by the holders of at least fifty-one percent 51% in interest of the then outstanding shares of the Diluted Series (as contemplated by clause (i) of this paragraph 9(a)), it being understood that for purposes of this paragraph 9(a) that Allocated Offered Securities may represent an amount of Offered Securities that is less (but in no event greater) than the amount of Offered Securities which the Corporation is otherwise required to offer to the holders of Preferred Stock pursuant to Article V of the Purchase Agreement; and

          (2) "Special Proportionate Percentage" shall mean as to a holder of Preferred Stock, that percentage figure which expresses the ratio which (x) the number of shares of outstanding Common Stock then owned by such holder bears to
(y) the aggregate number of shares of outstanding Common Stock then owned by all holders of shares of preferred Stock. For purposes solely of the computation required for determination of the Special Proportionate Percentage, the holders of outstanding Preferred Stock shall be treated as having converted all such outstanding Preferred Stock into shares of Common Stock at the rate at which such securities are convertible into Common Stock in effect at the time of such Equity Financing.

          (3) "Non-Participating Portion" shall mean a percentage equal to 100 minus that percentage of its Special Proportionate percentage as to which such
-----
holder has, in fact, exercised its Right of Participation to acquire the Allocated Offered Securities.

     (b) The holder of any shares of Preferred Stock converted pursuant to paragraph 9(a) hereof, shall deliver to the Corporation during regular business hours at the office of any transfer agent of the Corporation for such series of Preferred stock, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares so converted, duly endorsed or assigned in blank or to the Corporation. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of the new series of Preferred Stock to which such holder is entitled. The person in whose name the certificate for such new series of Preferred Stock is to be issued shall be deemed to have become a stockholder of record on the Mandatory Offering Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open.

     (c) In the event that at any time the Special Mandatory Conversion set forth in this paragraph 9 shall not be effective as to all shares of the Preferred Stock then outstanding, the Board of Directors shall take all necessary actions to designate new series of Preferred Stock (having such distinctive designations and number of shares as the Board of Directors may be resolution fix) on each such subsequent occasion that (i) any Equity Financing occurs, and (ii) any holder of Preferred Stock of a Diluted Series does not be exercise of such holder's Right of participation acquire his Special Proportionate Percentage of the Allocated Offered Securities then so offered to the holders of the Preferred Stock. Each share of such Non-Participating Holder's shares of Preferred Stock of the Diluted Series shall be converted into one share of the applicable newly-created series of Preferred Stock concurrently with the consummation of the subject Mandatory Offering. Such new series of Preferred Stock shall be identical in all respects, except with respect to the respective Conversion Price then in effect, to the new series of Preferred Stock created pursuant to the provisions of paragraph 9(a).

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:

SIGNED UNDER THE PENALTIES OF PERJURY, this  28th  day of October, 1996.
                                            ------        -------    --
Dominic Chan                                   ,*President/xxxxxxxxxxxx


Allen K. Deary                                 ,*Clerk/xxxxxxxxxxxxxxxx

*Delete the inapplicable words

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

          ======================================================================

          I hereby approve the within Articles of Amendment, and the filing fee in the amount of $4,563.87 having been paid, said article is deemed to
                            --------
          have been filed with me this 28th day of October, 1996.
                                       ----        -------    --

          Effective date:



                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                        TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                             Peter B. Tarr, Esq.
                             -------------------    --------

                             Hale and Dorr
                             -------------          --------

                             60 State Street
                             ---------------        --------

                             Boston, MA  02109
                             -----------------      --------

                             (617) 526-6639
                             --------------         --------

                                                          FEDERAL IDENTIFICATION
                                                          NO.   04-3126919
                                                              ------------------

________              THE COMMONWEALTH OF MASSACHUSETTS
Examiner                   WILLIAM FRANCIS GALVIN
                        Secretary of the Commonwealth
            One Ashburton Place, Boston, Massachusetts  02108-1512

                            ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)



________
Name       We,          Dominic Chan                         ,*President/xxxxxx
                        ------------

Approved
           and          Allen K. Deary                       , *Clerk/xxxxxxxxx
                        --------------

           of           Peritus Software Services, Inc.                   ,
                        -------------------------------
                                    (Exact name of corporation)
           located at:  304 Concord Road, Billerica, MA  01821-3485       ,
                          -------------------------------------------
                        (Street address of corporation in Massachusetts)

           certify that these Articles of Amendment affecting articles numbered:

             3
             --
              (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)


           of the Articles of Organization were duly adopted at a meeting held on December 9, 1996, by vote of:
                   ----------------

                     Class A Voting Common Stock,
                     Series A Convertible Preferred Stock,
                     And Series B Convertible Preferred
           7,451,635 shares of Stock, voting together as a single class of
           ---------           ----------------------------------------
           9,508,309 shares outstanding,  (type, class & series, if any)
           ---------


             shares of                              of   shares outstanding, and
                    type, class & series, if any)

             shares of                              of   shares outstanding,
                   (type, class & series, if any)

C     [_]  **being at least two-thirds of each type, class or series
M     [_]  outstanding and entitled to vote thereon: xxxxxxxxxxxxxxxxxxxxxxx
R.A.  [_]  xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

             Article 3 is hereby amended as set forth below.

           *Delete the inapplicable words. **Delete the inapplicable clause. /1/For amendments adopted pursuant to Chapter 156B, Section 70. /2/For amendments adopted pursuant to Chapter 156B, Section 71.
           Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may
________   be made on a single sheet so long as each article requiring each
P.C.       addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
  WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE          NUMBER OF          TYPE           NUMBER OF        PAR VALUE
                    SHARES                            SHARES
--------------------------------------------------------------------------------
Common:                           Common:          --------------      --------
--------------------------------------------------------------------------------
Class A Voting:    12,474,000
--------------------------------------------------------------------------------
Class B Non-          275,000
Voting:
--------------------------------------------------------------------------------
Preferred:                        Preferred:       --------------      --------
--------------------------------------------------------------------------------
Series A            1,903,525
Convertible:
--------------------------------------------------------------------------------
Series B            1,818,182
Convertible:
--------------------------------------------------------------------------------

Change the total authorized to:

--------------------------------------------------------------------------------
  WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE          NUMBER OF          TYPE        NUMBER OF         PAR VALUE
                    SHARES                         SHARES
--------------------------------------------------------------------------------
Common:                            Common:
--------------------------------------------------------------------------------
Class A Voting:    13,020,000
--------------------------------------------------------------------------------
Class B Non-          275,000
Voting:
--------------------------------------------------------------------------------
Preferred:                         Preferred:
--------------------------------------------------------------------------------
Series A            1,903,525
Convertible:
--------------------------------------------------------------------------------
Series B            1,818,182
Convertible:
--------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:

SIGNED UNDER THE PENALTIES OF PERJURY, this 12th  day of December, 1996.
                                            ----         --------    ---

Dominic Chan                                 , *President/xxxxxxxxxxxx


Allen K. Deary                               , *Clerk/xxxxxxxxxxxxxxxx

*Delete the inapplicable words

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

          ======================================================================

          I hereby approve the within Articles of Amendment, and the filing fee in the amount of $546.00 having been paid, said article is deemed to
                            ------
          have been filed with me this 16th day of December, 1996.
                                       ----        --------    --


          Effective date:



                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                        TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                             Peter B. Tarr, Esq.
                             -------------------    --------

                             Hale and Dorr
                             -------------          --------

                             60 State Street
                             ---------------        --------

                             Boston, MA  02109
                             -----------------      --------


                                                    --------

                                                          FEDERAL IDENTIFICATION
                                                          NO.   04-3126919
                                                             -------------------

________               THE COMMONWEALTH OF MASSACHUSETTS
Examiner                    WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
            One Ashburton Place, Boston, Massachusetts  02108-1512

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


________
Name       We,          Douglas A. Catalano                   ,*President/xxxxxx
                        -------------------
Approved
           and          Allen K. Deary                        , *Clerk/xxxxxxxxx
                        --------------

           of           Peritus Software Services, Inc.                    ,
                        ------------------------------
                                  (Exact name of corporation)

           located at:  304 Concord Road, Billerica, MA  01821-3485        ,
                        -------------------------------------------
                          (Street address of corporation in Massachusetts)

           certify that these Articles of Amendment affecting articles numbered:

           3
           --
            (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)


           of the Articles of Organization were duly adopted at a meeting held on February 28, 1997, by vote of:
                   ------------------

           5,216,078 shares of Class A Voting Common Stock of 6,148,617
           ---------          ----------------------------    ---------
           shares outstanding, (type, class & series, if any)


           1,891,499 shares of Series A Convertible Preferred Stock of
           ---------           ------------------------------------
           1,903,525 shares outstanding, and (type, class & series, if any)
           ---------

           1,243,533 shares of Series B Convertible Preferred Stock of
           ---------           ------------------------------------
           1,818,182 shares outstanding. (type, class & series, if any)
           ---------


C    [_]
P    [_]   xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx being
M    [_]   at least two-thirds of each type, class or series outstanding and
R.A. [_] entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

              Article 3 is hereby amended as set forth below.

           *Delete the inapplicable words. **Delete the inapplicable clause. /1/For amendments adopted pursuant to Chapter 156B, Section 70. /2/For amendments adopted pursuant to Chapter 156B, Section 71.
           Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of
________   at least 1 inch. Additions to more than one article may be made
P.C. on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
  WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE          NUMBER OF           TYPE           NUMBER OF        PAR VALUE
                    SHARES                             SHARES
--------------------------------------------------------------------------------
Common:                             Common:
--------------------------------------------------------------------------------
Class A Voting:     13,020,000
--------------------------------------------------------------------------------
Class B Non-           275,000
Voting:
--------------------------------------------------------------------------------
Preferred:                          Preferred:
--------------------------------------------------------------------------------
Series A             1,903,525
Convertible:
--------------------------------------------------------------------------------
Series B             1,818,182
Convertible:
--------------------------------------------------------------------------------


Change the total authorized to:

--------------------------------------------------------------------------------
  WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
     TYPE          NUMBER OF           TYPE           NUMBER OF       PAR VALUE
                    SHARES                             SHARES
--------------------------------------------------------------------------------
Common:                             Common:
--------------------------------------------------------------------------------
Class A Voting:     14,020,000
--------------------------------------------------------------------------------
Class B Non-           275,000
 Voting:
--------------------------------------------------------------------------------
Preferred:                          Preferred:
--------------------------------------------------------------------------------
Series A             1,903,525
Convertible:
--------------------------------------------------------------------------------
Series B             1,818,182
Convertible:
--------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:

SIGNED UNDER THE PENALTIES OF PERJURY, this 28th day of February, 1997.
                                            ----        --------    ---

Douglas A. Catalano                           , *President/xxxxxxxx
-------------------

Allen K. Deary                                , *Clerk/xxxxxxxxxxxx
--------------

*Delete the inapplicable words

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)

          =====================================================================

          I hereby approve the within Articles of Amendment, and the filing fee in the amount of $1,000.00 having been paid, said article is deemed to
                            --------
          have been filed with me this 28th day of February, 1997.
                                       ----        --------    --


          Effective date:



                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                        TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                             Peter B. Tarr, Esq.
                             -------------------    --------

                             Hale and Dorr
                             -------------          --------

                             60 State Street
                             ---------------        --------

                             Boston, MA  02109
                             -----------------      --------

                             (617) 526-6000
                             --------------         --------